     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 12, 1998

                                                     REGISTRATION NO. 333-
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                ---------------

                           THE SERVICEMASTER COMPANY
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                ---------------

     DELAWARE                ONE SERVICEMASTER WAY              36-3858106
  (STATE OR OTHER        DOWNERS GROVE, ILLINOIS 60515       (I.R.S. EMPLOYER
  JURISDICTION OF               (630) 271-1300                IDENTIFICATION
   INCORPORATION                                                   NO.)
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
 OR ORGANIZATION)
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                ---------------

                               VERNON T. SQUIRES
                   SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                           THE SERVICEMASTER COMPANY
                             ONE SERVICEMASTER WAY
                      DOWNERS GROVE, ILLINOIS 60515-1700
                                (630) 271-1300
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
   COPIES OF ALL COMMUNICATIONS, INCLUDING COMMUNICATIONS SENT TO AGENT FOR
                          SERVICE, SHOULD BE SENT TO:
       ROBERT H. KINDERMAN, ESQ.               KEITH L. KEARNEY, ESQ.
           KIRKLAND & ELLIS                     DAVIS POLK & WARDWELL
        200 EAST RANDOLPH DRIVE                 450 LEXINGTON AVENUE
        CHICAGO, ILLINOIS 60601               NEW YORK, NEW YORK 10017
            (312) 861-2000                         (212) 450-4000

                                ---------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.
  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box. [_]
  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest investment plans, check the following box. [_]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement of the same offering. [X]
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
                        CALCULATION OF REGISTRATION FEE
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
                                                               PROPOSED       PROPOSED
                                                 AMOUNT        MAXIMUM        MAXIMUM       AMOUNT OF
   TITLE OF EACH CLASS OF SECURITIES TO BE       TO BE      OFFERING PRICE   AGGREGATE     REGISTRATION
                 REGISTERED                    REGISTERED    PER UNIT(1)   OFFERING PRICE      FEE
-------------------------------------------------------------------------------------------------------
 Common Stock, par value $.01 per share,
  and related Preferred Stock Purchase
  Rights...................................    2,000,000        $28.75      $57,500,000     $16,963.00
-------------------------------------------------------------------------------------------------------

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(1) Reflects the average of the high and low prices on the New York Stock
    Exchange Composite Tape on May 11, 1998, pursuant to Rule 457(c) under the Securities Act of 1933, as amended.
(2) The value attributable to the Preferred Stock Purchase Rights is reflected in the value attributable to the Common Stock.

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


               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Registration Statement is filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to register 2,000,000 additional shares of Common Stock, par value $.01 per share, and related Preferred Share Purchase Rights, of The ServiceMaster Company (the "Company"), for the offering pursuant to the Registration Statement on Form S-3 of the Company (File No. 333-49707), filed with the Securities and Exchange Commission ("Commission") on April 9, 1998, as amended, which was previously declared effective by the Commission on May 11, 1998 at 3:00 p.m. (ET) (the "Prior Registration Statement"). The contents of the Prior Registration Statement are hereby incorporated by reference in this Registration Statement.

                                    Part II

                    Information Not Required in Prospectus

Item 16. Exhibits.


 EXHIBIT
 NUMBER                DOCUMENT DESCRIPTION
 -------               --------------------
  5.1    Opinion of Counsel.(1)
 23.1    Consent of Counsel (included in Exhibit 5.1).(1)
 23.2    Consent of Arthur Andersen LLP.(2)
 24.1    Power of Attorney.(1)

--------
(1) Incorporated by reference to the respective exhibit of the Prior Registration Statement.
(2) Filed herewith.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE COMPANY CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN DOWNERS GROVE, ILLINOIS, ON THE DAY OF MAY 11, 1998.

                                          The ServiceMaster Company, As
                                           Registrant

                                                 /s/ Vernon T. Squires
                                          By: _________________________________
                                                     Vernon T. Squires
                                            Senior Vice President and General
                                                         Counsel

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED ON MAY 11, 1998 BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED:

                 SIGNATURE                                     TITLE
                 ---------                                     -----


                     *                      Chairman and Director of The ServiceMaster
___________________________________________   Company
            C. William Pollard

                     *                      President, Chief Executive Officer and
___________________________________________   Director of The ServiceMaster Company
              Carlos H. Cantu

                     *                      Vice Chairman and Director of The
___________________________________________   ServiceMaster Company
             Charles W. Stair

                     *                      Vice Chairman and Director of The
___________________________________________   ServiceMaster Company
             Phillip B. Rooney

                     *                      Director of The ServiceMaster Company
___________________________________________
           Paul W. Berezny, Jr.

                     *                      Director of The ServiceMaster Company
___________________________________________
             Henry O. Boswell

                     *                      Director of The ServiceMaster Company
___________________________________________
              Brian Griffiths

                     *                      Director of The ServiceMaster Company
___________________________________________
             Sidney E. Harris

                     *                      Director of The ServiceMaster Company
___________________________________________
              Herbert P. Hess

                     *                      Director of The ServiceMaster Company
___________________________________________
              Michele M. Hunt

                     *                      Director of The ServiceMaster Company
___________________________________________
            Gunther H. Knoedler


                 SIGNATURE                                     TITLE
                 ---------                                     -----


                     *                      Director of The ServiceMaster Company
___________________________________________
             James D. McLennan

                     *                      Director of The ServiceMaster Company
___________________________________________
             Vincent C. Nelson

                     *                      Director of The ServiceMaster Company
___________________________________________
            Dallen W. Peterson

                     *                      Director of The ServiceMaster Company
___________________________________________
            Steven S Reinemund

                     *                      Director of The ServiceMaster Company
___________________________________________
            Burton E. Sorenson

                    *                       Director of The ServiceMaster Company
___________________________________________
             David K. Wessner

*The undersigned, by signing his name hereto, does sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors of The ServiceMaster Company and previously filed with the Securities and Exchange Commission on behalf of such officers and directors.

      /s/ Vernon T. Squires
By: _________________________________
          Vernon T. Squires
          Attorney-in-Fact

                                 EXHIBIT INDEX

                                                            SEQUENTIAL
 EXHIBIT                                                       PAGE
 NUMBER                DOCUMENT DESCRIPTION                   NUMBER
 -------               --------------------                 ----------
  5.1    Opinion of Counsel.(1)
 23.1    Consent of Counsel (included in Exhibit 5.1).(1)
 23.2    Consent of Arthur Andersen LLP.(2)
 24.1    Power of Attorney.(1)

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(1) Incorporated by reference to the respective exhibit of the Prior
    Registration Statement.
(2) Filed herewith.